Exhibit 99.2

VANTIV AND WORLDPAY NAME EXECUTIVE LEADERSHIP TEAM FOR COMBINED COMPANY

New Executive Team Leverages Decades of Payments Expertise to Create Leading Global Integrated

Omni-Commerce Payments Provider

CINCINNATI and LONDON, Dec. 4, 2017 — Today, Vantiv, Inc. (NYSE: VNTV) and Worldpay Group plc (LSE: WPG) announced the executive leadership team appointments for the combined company, reaching another major milestone toward the completion of the transaction.

The combination of Vantiv and Worldpay will create a leading payment provider, powering global integrated omni-commerce through a unique combination of scale, global presence and complementary, distribution, technology and talent, which is reflected in the new executive team.

“Our new executive team leverages the strong talent of the two companies,” said Charles Drucker, President and Chief Executive Officer of Vantiv. “We’ve designed the combined company executive roles in line with the strategic rationale of the transaction, ensuring that we will capitalize on the revenue opportunities and cost synergies before us. Vantiv and Worldpay are stronger together, and we will be able to achieve more combined than either of us could do alone.”

Philip Jansen, Chief Executive Officer of Worldpay, noted “The executive talent we’ve brought together will provide great continuity for the business and will help us have a fast-start in the market as the transaction closes. Given the robust integration planning we’ve been conducting over the past several months, we expect our integration to be seamless for our clients and partners. With this new executive team, Charles and I look forward to creating and leading the world’s strongest global omni-commerce payments provider.”

Effective upon the close of the transaction, the new executive leadership team will be:

•	Stephanie Ferris, who currently serves as Vantiv’s Chief Financial Officer, will serve as global CFO, as previously disclosed.

•	Royal Cole, who currently leads Vantiv’s Merchant & Financial Institution Services businesses, will serve in an expanded role as Executive Vice President, Head of the North American region.

•	Steve Newton, who currently serves as Worldpay’s Interim Chief Operating Officer, will serve as Executive Vice President, Head of the U.K. and European region.

•	Shane Happach, who currently leads Worldpay’s Global eCommerce business, will continue leading this key and fast-growing segment globally as Executive Vice President, Head of Global Enterprise eCommerce.

•	Matt Taylor, who currently leads Vantiv’s Integrated Payments and Emerging Payments businesses, will serve as Executive Vice President, Global Integrated Payments and SMB eCommerce. This new global business unit will focus on expanding Integrated Payments around the world and winning share of the fast-growing SMB eCommerce customer segment globally.

•	Mark Heimbouch, who currently serves as Vantiv’s Chief Operating Officer, will serve as the combined company’s COO, bringing all technology infrastructure, technology development, security and operations team together into one group.

•	Mark Kimber, who currently serves as Worldpay’s Chief Information Officer, will serve as the combined company’s Chief Product Officer to drive the creation of customer-centric innovation and its delivery at scale.

•	Kevin McCarten, who currently serves as Worldpay’s Chief Strategy Officer, will serve as the combined company’s global Chief Strategy Officer.

•	Ron Kalifa, who currently serves as Worldpay’s Executive Vice Chairman, will serve as Executive Director.

•	Ned Greene, who currently serves as Vantiv’s Chief Legal and Corporate Services Officer, will serve as the combined company’s global CLO and Corporate Secretary of the Board of Directors.

•	Kim Martin, who currently serves as Vantiv’s Chief Human Resources Officer, will serve as the combined company’s global CHRO.

The new company will be led by Charles Drucker as executive chairman and co-CEO, and Philip Jansen as co-CEO. Drucker will lead the company’s strategic functions, including executing the integration of the combined business, and Jansen will lead the company’s go to market and new sales efforts, including cross-selling across the combined client base.

Cincinnati, Ohio, will be the new company’s global and corporate headquarters and London, U.K., will be its international headquarters. The new company’s name will be Worldpay, Inc. Upon closing, the company’s class A common stock will trade on the New York Stock Exchange under the symbol “WP” and on the London Stock Exchange via a standard listing under the symbol “WPY.”

As previously disclosed in the Scheme of Arrangement, Vantiv and Worldpay expect the transaction to close on January 16, 2018 following respective shareholder votes and court approvals.

About Vantiv

Vantiv (NYSE: VNTV) is the largest merchant and PIN debit acquirer in the US, based on number of transactions, processing 25 billion transactions and nearly $1 trillion in sales volume annually. A leading integrated payment processor, Vantiv offers a comprehensive suite of traditional and innovative payment processing and technology solutions to merchants and financial institutions of all sizes, enabling them to address their payment processing needs through a single provider.

Founded in 1971, Vantiv is using its scale, range of products and services, and technology to expand further into high-growth channels and verticals, including integrated payments, eCommerce, B2B payments, and merchant banking. Headquartered in Cincinnati, Ohio, Vantiv employs approximately 3,700 people.

About Worldpay

Worldpay is a leading payments company with global reach. Worldpay provides an extensive range of technology-led payment products and services to around 400,000 customers, enabling their businesses to grow and prosper. Worldpay manages the increasing complexity of the payments landscape for its customers, allowing them to accept the widest range of payment types around the world. Using its network and technology, Worldpay is able to process payments across 146 countries and 126 currencies. Worldpay helps its customers to accept more than 300 different payment types.

The UK transaction announcement, which contains further information and the terms and conditions of the transaction, can be found at the companies’ respective investor relations websites.

Enquiries

Media

•	For Vantiv: Andrew Ciafardini, +1 513 900 5308 or John Kiley (Smithfield) +44 (0) 203 047 2538
•	For Worldpay: Claire Hardy, +44 (0) 203 664 4902 or James Murgatroyd (Finsbury) +44 (0) 207 251 3801

Investors

•	For Vantiv: Nathan Rozof, +1 513 900 4811
•	For Worldpay: Charles King, +44 (0) 203 664 6171

Additional Information

This announcement is being made in respect of a potential transaction involving Worldpay, Vantiv and Bidco. In connection with such transaction, Vantiv has filed a definitive proxy statement (the “Definitive Proxy Statement”) and other documents regarding such transaction with the SEC. Before making any voting or investment decision, investors are urged to carefully read the entire Definitive Proxy Statement and any other relevant documents filed by Vantiv with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Vantiv, Worldpay and the transaction. Investors and security holders are also urged to carefully review and consider Vantiv’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its proxy statements, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. Copies of the Definitive Proxy Statement will be mailed to the respective stockholders of Vantiv. A copy of the Definitive Proxy Statement also may be obtained free of charge at the SEC’s web site at http://www.sec.gov.

Participants in the Solicitation

Vantiv and its directors, officers and employees may be considered participants in the solicitation of proxies from Vantiv’s stockholders in respect of the potential transaction involving Worldpay and Vantiv. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Vantiv’s stockholders in connection with such transaction, including names, affiliations and a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other relevant materials which have been filed with the SEC. Information concerning the interests of Vantiv’s participants in the solicitation, which may, in some cases, be different than those of Vantiv’s stockholders generally, is set forth in the materials filed by Vantiv with the SEC, including in the proxy statement for Vantiv’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on 15 March 2017, as supplemented by other Vantiv filings with the SEC, and is also set forth in the Definitive Proxy Statement.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important notices relating to financial advisers

Morgan Stanley & Co. LLC, acting through its affiliate, Morgan Stanley & Co. International plc (“Morgan Stanley”) which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the UK is acting as financial adviser exclusively for Vantiv and no one else in connection with the matters set out in this announcement. In connection with such matters, Morgan Stanley, its affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to any other person for providing the protections afforded to their clients or for providing advice in connection with the contents of this announcement or any other matter referred to herein.

Credit Suisse Securities (USA) LLC, acting through its affiliate, Credit Suisse International (“Credit Suisse”), which is authorised by the PRA and regulated by the FCA and the PRA in the United Kingdom, is acting as financial adviser exclusively for Vantiv and Bidco and no one else in connection with the Transaction and/or other matters set out in this announcement and will not be responsible to any person other than Vantiv and Bidco for providing the protections afforded to clients of Credit Suisse, nor for providing advice in relation to the content of this announcement, the Transaction or any matter referred to herein. Neither Credit Suisse nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Credit Suisse in connection with the Transaction, this announcement, any statement contained herein or otherwise.

Notice to U.S. investors

The Transaction relates to the shares of an English company and is being made by means of a scheme of arrangement provided for under Part 26 of the Companies Act. The Transaction, implemented by way of a scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the U.S. Exchange Act, as amended. Accordingly, the Transaction is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company in England listed on the London Stock Exchange, which differ from the disclosure requirements of U.S. tender offer and proxy solicitation rules. If, in the future, Vantiv exercises its right to implement the Transaction by way of a Takeover Offer and determines to extend the Takeover Offer into the U.S., the Transaction will be made in compliance with applicable U.S. laws and regulations.

The New Vantiv Shares to be issued pursuant to the Transaction have not been registered under the U.S. Securities Act, and may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New Vantiv Shares to be issued pursuant to the Transaction will be issued pursuant to the exemption from registration provided by Section 3(a)(10) under the U.S. Securities Act. If, in the future, Vantiv exercises its right to implement the Transaction by way of a Takeover Offer or otherwise in a manner that is not exempt from the registration requirements of the U.S. Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New Vantiv Shares. In this event, Worldpay Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to Vantiv’s contact for enquiries identified above.

Neither the SEC nor any U.S. state securities commission has approved or disapproved of the New Vantiv Shares to be issued in connection with the Transaction, or determined if this announcement is accurate or complete. Any representation to the contrary is a criminal offence in the U.S.

Worldpay is incorporated under the laws of England and Wales. In addition, some of its officers and directors reside outside the U.S., and some or all of its assets are or may be located in jurisdictions outside the U.S. Therefore, investors may have difficulty effecting service of process within the U.S. upon those persons or recovering against Worldpay or its officers or directors on judgments of U.S. courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. It may not be possible to sue Worldpay or its officers or directors in a non-US court for violations of the U.S. securities laws.

Forward Looking Statements

This announcement contains certain forward-looking statements with respect to Vantiv, Bidco and Worldpay. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “aim”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects, (ii) business and management strategies and the expansion and growth of the operations of the Vantiv Group or the Worldpay Group, and (iii) the effects of government regulation on the business of the Vantiv Group or the Worldpay Group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward looking statements. Among such factors are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. All subsequent oral or written forward-looking statements attributable to Vantiv, Bidco or Worldpay or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. None of Vantiv, Bidco or Worldpay undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

No profit forecast or estimates

No statement in this announcement is intended as a profit forecast or estimate for any period and no statement in this announcement should be interpreted to mean that earnings or earnings per ordinary share, for Vantiv or Worldpay, respectively for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per ordinary share for Vantiv or Worldpay, respectively.

Dealing and Opening Position Disclosure Requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in one per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th Business Day following the commencement of the Offer Period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th Business Day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in one per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the Business Day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129.

In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the US Exchange Act, Barclays and its affiliates will continue to act as exempt principal trader in Worldpay securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the United States to the extent that such information is made public in the United Kingdom.

Publication on website

A copy of this announcement and the documents required to be published pursuant to Rule 26.1 and Rule 26.2 of the Code will be made available (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on Vantiv’s website at www.vantiv.com by no later than 12 noon London time on 5 December 2017.

Neither the contents of these websites nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this announcement.

Requesting hard copy documents

In accordance with Rule 30.3 of the Code, a person so entitled may request a copy of this announcement (and any information incorporated into it by reference to another source) in hard copy form free of charge. A person may also request that all future documents, announcements and information sent to that person in relation to the Transaction should be in hard copy form. For persons who have received a copy of this announcement in electronic form or via a website notification, a hard copy of this announcement will not be sent unless so requested from Vantiv by contacting Danielle Pointing at Morgan Stanley on +44 20 7425 9523.

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